SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


Date of Report (Date of earliest
event reported):  March 12, 2003
                  --------------

                                NETWORK USA, INC.
                ------------------------------------------------
             (Exact name of registrant as specified in its Charter)


Nevada                               33-10456                  76-0192477
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(State or other                  (Commission File             (IRS Employer
jurisdiction of Incorporation)        Number)             Identification Number)



5617 Bissonnet, Suite 215, Houston, Texas          77081
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(Address of principal executive offices)        (Zip Code)

Registrant's  telephone  number,
including  area  code:   (713) 669-9018
                         --------------


                  (Former address if changed since last report)


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                              REASON FOR AMENDMENT

     Network USA, Inc. (the "Company") hereby its Report on Form 8-K filed with the Securities and Exchange Commission on March 14, 2003. This Amendment is being filed to correct a misunderstanding of the parties to the merger described in the original filing as to a person to provide certain financing to the Company in connection with such merger and to change the Latest Closing Date from March 31, 2003 to April 30, 2003. This misunderstanding is reflected in
Exhibit 10.1 of the Letter of Intent to the original filing. An exhibit containing an amendment to such Letter of Intent is being filed herewith to correct the misunderstanding. This Amendment merely corrects this misunderstanding, otherwise the original filing of the Registration Statement remains unchanged.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

     10.1 Letter of Intent dated as of March 12, 2003 by and between Network USA, Inc. and International Aerospace Technologies Ltd.*

     10.2 First Amendment to Letter of Intent dated as of March 12, 2003 by and between Network USA, Inc. and International Aerospace Technologies Ltd.


*  Previously  filed


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NETWORK USA, INC.
                                           (Registrant)

Date:  March 18, 2003                By:  /s/ Richard J. Church
                                        -----------------------
                                              Richard J. Church,
                                                  President



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